SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2004

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in charter)

Kansas
(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.          Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on November 18, 2004 announcing the retirement of Mr. Melvin F. (Nick) Chubb, Jr. from the Company’s Board of Directors effective April 28, 2005.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.          Financial Statements and Exhibits.

(c)          Exhibits.  The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated November 18, 2004, announcing the retirement of Mr. Melvin F. (Nick) Chubb, Jr. from the Company’s Board of Directors effective April 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By	/s/ Gregory A. Knapp
		Name:	Gregory A. Knapp
		Title:	Vice President – Finance and Chief Financial Officer

Dated: November 18, 2004

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated November 18, 2004, announcing the retirement of Mr. Melvin F. (Nick) Chubb, Jr. from the Company’s Board of Directors effective April 28, 2005.